SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 23, 2004

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as specified in its charter)

Delaware
(State of Incorporation)

1-14764	11-3415180
(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046	11-2776686
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     Mr. Michael P. Huseby joined Cablevision Systems Corporation (the “Company”) and CSC Holdings, Inc. on August 23, 2004 and will serve as Executive Vice President and Chief Financial Officer.

     Mr. Huseby was Executive Vice President and Chief Financial Officer of Charter Communications Holdings, LLC from January 2004 until August 20, 2004. From January 1, 2003 until December 31, 2003, he served as a consultant to Comcast Communications and from October 1, 2003 until December 31, 2003 as a consultant to Charter as President and founder of MPH Associates Inc., a privately held management and information technology firm providing consulting services to broadband industry clients.

     On August 2, 2004, the Company entered into a letter agreement with Mr. Huseby that provides for employment at will. Under the agreement, Mr. Huseby is to receive an annual salary of not less than $750,000. Mr. Huseby is also entitled to an annual bonus established in the discretion of the Company’s Compensation Committee with a target of 80% of his annual base salary and a possible range of 0% to 160% of that salary. In recognition of his joining the Company in mid-year, Mr. Huseby received $225,000 upon joining the Company. The agreement provides severance benefits if Mr. Huseby’s employment is terminated by the Company (other than for cause) during the first 24 months of employment, or a change in control of the Company occurs during the first 24 months of employment and Mr. Huseby is not offered an equivalent position with the surviving entity. These severance benefits include payment of Mr. Huseby’s annual base salary and a pro rata bonus (based upon his annual target bonus as in effect at that time) for the period from the date of his termination until the end of the initial 24 month period.

     Mr. Huseby will also be eligible, subject to his continued employment by the Company, for various long-term incentive grants and awards, including annual awards of 10,000 restricted shares of Cablevision NY Group Class A Common Stock, subject to four-year cliff vesting; annual stock option grants with respect to 10,000 shares of Cablevision NY Group Class A Common Stock; annual conjunctive rights grants with respect to 10,000 shares of Cablevision NY Group Class A Common Stock, subject to performance based vesting; annual contingent performance awards of $750,000 to be earned on the basis of performance achieved in overlapping three-year performance periods; and participation in a non-qualified deferred compensation program in which he will be credited initially with a balance of $500,000, which balance will be augmented by annual credits for each of the following six years of employment of the lesser of $150,000 and 20% of his then current annual salary, plus accrued interest on the entire account balance. All long-term incentive grants and awards will be subject to terms and conditions established by the Compensation Committee.

     Mr. Huseby will be entitled to participate in Cablevision’s executive benefits program and will be reimbursed for reasonable and customary relocation expenses for his move to the Company’s headquarters, up to a maximum of $150,000.

ITEM 9.01	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	none

(b)	none

(c)	none

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ Hank J. Ratner

Name: Hank J. Ratner
Title: Vice Chairman

Dated: August 26, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.

	By:	/s/ Hank J. Ratner

Name: Hank J. Ratner
Title: Vice Chairman

Dated: August 26, 2004